Ivy Variable Insurance Portfolios

Supplement dated December 8, 2017 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017 and August 10, 2017

The following replaces the second paragraph of the “Portfolio Managers” sections for Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility:

Merlin Erickson, Vice President and Portfolio Manager of Advantus Capital, and Jeremy Gogos, Portfolio Manager of Advantus Capital, have managed the volatility management strategy of the Portfolio since December 2017, and Craig M. Stapleton, Vice President and Portfolio Manager of Advantus Capital, has managed the volatility management strategy of the Portfolio since its inception in July 2013.

The following paragraphs replace the fourth paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility” section:

Merlin Erickson, Jeremy Gogos and Craig M. Stapleton are primarily responsible for the day-to-day portfolio management of the volatility management strategy for each of the Managed Volatility Portfolios and Mr. Erickson has held these responsibilities since December 2017. He has served as Vice President and Portfolio Manager of Advantus Capital since December 2017, and formerly served as Vice President and Senior Quantitative Analyst of Advantus Capital since November 2007. Mr. Erickson earned an MBA in Finance from Seattle University and a BS in Mathematics from Central Washington University.

Dr. Gogos has held his responsibilities for the Managed Volatility Portfolios since December 2017. He has served as Portfolio Manager of Advantus Capital since December 2017, and formerly served as Associate Portfolio Manager of Advantus Capital since June 2017 and Quantitative Research Analyst from May 2013 to June 2017. Dr. Gogos earned his PhD in Physics from the University of Minnesota and a BS in Physics from the Worcester Polytechnic Institute. He is a Chartered Financial Analyst.

Mr. Stapleton has held his responsibilities for the Managed Volatility Portfolios since July 2013. He has served as Vice President and Portfolio Manager of Advantus Capital since December 2012, and formerly served as Portfolio Manager of Advantus Capital from June 2012 to November 2012, Associate Portfolio Manager from 2010 to May 2012 and Quantitative Research Analyst from 2005 to 2010. Mr. Stapleton earned an MBA in Finance from the University of Illinois and a BS in Computer Engineering from the University of Illinois.

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